UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2004

R&G Financial Corporation

(Exact name of registrant as specified in its charter)

Puerto Rico	0-22137	66-0532217

(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

280 Jesus T. Pinero Ave. Hato Rey, San Juan, Puerto Rico	00918

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (787) 758-2424

(Former name or former address, if changed since last report)
Not applicable.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02 Results of Operations and Financial Condition

     On October 22, 2004, R&G Financial Corporation (the “Company”) announced by press release its earnings for the third quarter and nine months ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

     The information contained in this Report on Form 8-K is furnished pursuant to Item 12 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits.

     The following exhibits are being filed herewith:

     99.1 Press Release dated October 22, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R&G FINANCIAL CORPORATION Date: October 22, 2004
By:	/s/Joseph R. Sandoval
Joseph R. Sandoval
Executive Vice President and Chief Financial Officer